Exhibit 99.1

Puget Energy 2025 EEI Financial Conference Nov. 9-11, 2025

Cautionary Statement Information Current as of November 5, 2025 (except as expressly noted) Except as expressly noted, the information in this presentation is current as of November 5, 2025 – the date on which Puget Energy, Inc. (“PE”) and Puget Sound Energy, Inc. (“PSE” and, together with PE, “Puget”) filed their Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 – and should not be relied upon as being current as of any subsequent date. Puget undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of PE’s 5-year Plan and related future capital expenditures; statements regarding the outcome of any legal or regulatory proceeding; as well as other statements containing words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “intends,” “projects,” “should,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including – but not limited to – the costs of compliance with regulatory and environmental laws, changes in capital market conditions, reduction in demand, low wholesale prices, operational risks, hydro and wind conditions, wildfire risk, disruption in fuel supply, and unscheduled power outages, which may result in unanticipated operating, maintenance, and repair costs. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to Puget on the date hereof and such statements speak only as of the date hereof. Puget assumes no obligation to update any such forward-looking statement. Reference is also made to the risks and uncertainties listed in Puget’s most recent Annual Report on Form 10-K and Puget’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission (the “SEC”). Disclaimer This presentation is confidential and for your information only and is not intended to be distributed to or reviewed by anyone other than you. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy any securities. Non-GAAP Financial Measures In addition to U.S. GAAP financial measures, this presentation includes certain non-GAAP financial measures, including Adjusted Net Income and Adjusted ROE. See the reconciliation of GAAP to non-GAAP measures for Adjusted Net Income that is provided in the appendix to this presentation.

Company overview 3

Puget team members Mary Kipp Jamie Martin Jon Piliaris President & Senior Vice President & Vice President Chief Executive Officer Chief Financial Officer Regulatory Affairs Cara Peterman Manli Huang Chief Risk Officer & Debt Capital Markets Corporate Treasurer Manager 4

Key Credit Highlights Pure Play Vertically Integrated Utility Diverse Customer Base and A Strong Puget Energy (“PE”) owns Puget Sound Energy Economic Environment (“PSE”), Washington’s oldest and largest PSE’s service territory boasts a strong economy investor-owned utility, providing 99% of PE’s driven by well-known technology, aerospace, revenue and serving 1.25 million electric retail, and biotech companies, military operations customers and 881 thousand natural gas and educational institutions with 4.0% CAGR in customers1 electric load growth from 2021 – 20241 Increasingly Constructive Regulatory Wildfire Risk Mitigation Progress Continues Environment PSE’s focus on wildfire risk mitigation includes PSE operates in an increasingly constructive expanded situational awareness, operational regulatory environment, as evidenced by the mitigations and a growing system hardening January 2025 GRC decision which authorized program more than 80% of PSE’s requested increase and Investment Grade Ratings Affirmed by included many credit-supportive mechanisms Agencies Clean Energy Leader All rating agencies affirmed PSE and PE’s PSE is a clean energy leader with 46% owned investment grade ratings with stable outlooks in and contracted renewables1, with continued focus May and June 2025 on the clean energy transition supported by Committed to Investment Grade Ratings Washington’s Clean Energy Transition Act 5 1Puget Annual Report on Form 10-K filed for 2024

Puget Energy Overview Owns Washington state’s oldest and largest utility, Puget Sound Energy (PSE) PSE is a regulated investor-owned utility serving 1.25M electric customers and 881K gas customers in 10 counties, covering approximately 6,000 square miles, located primarily in Western Washington Undergoing a significant transformation focused on meeting some of the most ambitious clean energy laws in the nation, while continuing to provide safe, reliable and affordable service Seattle 6.5 GW ~26,000 ~27,000 ~3,300 Generating capacity Miles of electric Miles of natural Full-time equivalent (owned & contracted) transmission and gas pipeline and employees 46% renewable, 43% natural gas, 11% coal distribution lines service lines 6 Source: Puget Annual Report on Form 10-K filed for 2024

Business updates 7

2025 Progress & Achievements • Concluded wildfire season without any • Named #1 most trusted utility in the West and material incidents #3 most trusted in North America by Escalent • Launched enhanced outage map to give • Named Grid Innovator of the Year by Grid customers more timely information during Forward emergencies, including during PSPS and EPS • Received second place honors at 2025 events E Source Utility Awards • Collaborated with stakeholders to secure • Named most trusted gas utility business in the passage of HB1522, requiring WUTC approval West region by J.D. Power on utility Wildfire Risk Mitigation Plans • Completed the 248MW Beaver Creek Wind Project • Committed to SPP Markets+ Day Ahead Market • Returned a record-breaking amount of sockeye salmon at the Baker River Hydro Facility • Opened a state-of-the-art Operational Training Facility • Exiting from ownership of Colstrip in December 2025, PSE’s last remaining coal asset 8

2025 Key Regulatory Proceedings ?? 2024 General Rate Case In January, the WUTC approved PSE’s General Rate Case, authorizing a $660M rate increase, representing more than 80% of PSE’s request ?? Electric CCA In July, the WUTC approved recovery of obligations under the CCA that were not otherwise covered by no-cost allowances, totaling $86.2M for 2023, 2024 and a prorated amount for 2025 ?? Accelerated Recovery of 2025 PCA Under-Collection In September, the WUTC approved PSE’s Annual Power Cost review filing, allowing PSE to accelerate the collection of $93.5M in projected under-collection over a 15-month period ?? Pandemic Related Bad Debt Collection In September, the WUTC approved recovery of $27.5M related to pandemic -related unpaid customer balances Colstrip PSE is required to remove coal from rates by the end of 2025, except for ongoing decommissioning and remediation expenses. Th e legal process has largely concluded. PSE filed for a revenue increase of approximately $4M (which is currently being recovered) and intends to use proceeds from production tax credits to address the remaining costs not otherwise allowed to be recovered in rates beyond 2025. PSE anticipates resolution by the end of the year Elimination of Power Cost Adjustment Mechanism Sharing Bands PSE filed to eliminate the sharing requirement contained within the power cost adjustment mechanism (PCAM) such that the mechanism would operate more like pass-through mechanisms that are more common throughout the country. The mechanism currently requires the company to absorb the first $17M of power forecast variances and share increasing amounts of these variances with customers as they grow relative to a baseline set each year. PSE anticipates resolution by the middle of next year 2026 Variable Power Cost Filing PSE filed for the recovery of $709M of incremental variable power costs resulting in an increase in rates of $736M, or system average 20.5%. These amounts include the full cost of compliance associated with the CCA program, projected to be roughly $235M in 2026. PSE also plans to file to return the value of no-cost allowances associated with PSE’s estimated cost of 2026 CCA electric obligations, equal to the $235M previously filed as part of the variable power cost update, plus an as-yet estimated true-up for projected amounts in 2025. A WUTC decision is expected by year end 9

General Rate Case Activity

- The two most recent rate case outcomes have resulted in $1B+ in incremental revenue, more than the cumulative amount authorized from the prior eight rate cases

2024 GRC Outcome			
$'s in millions	2025 Total	2026 Total	Grand Total
PSE Request (Rebuttal)	$591.2	$221.6	$812.8
Approved	$436.4	$224.4	$699.2
% Approved	**74%**	**101%**	**86%**
Total Authorized Rate base	**$9,666**	**$10,769**	**N/A**


$750
$650
$550
$450
$350
$250
$150
$50
$(50)
$95
$83
$48
$179
$66
$77
$(15)
$53
$122
$350
$699
2001 GRC (Settled)
2004 GRC
2006 GRC
2007 GRC (Settled)
2009 GRC
2011 GRC
2017 GRC (Settled)
2019 GRC (Mitigated)
2019 GRC (Unmitigated)
2022 GRC (Settled)
2024 GRC

- PSE will file its next General Rate Case in Q1 2026; expected themes include:
  - Safe and reliable energy delivery
  - Generation investments in support of CETA and to address dispatchable capacity needs
  - Programs to help customers most in need manage their energy burden


2026 General Rate Case filed
2026 GRC Hearing
Rate Order Due
New rates go into effect
1Q26
2Q26
3Q26
4Q26
1Q27
Prehearing conference
Intervenor response testimony filed
PSE rebuttal testimony filed

10

PugetEnergy

WUTC Commissioners

- The Washington Utilities and Transportation Commission (WUTC) is a three-member commission appointed by Washington's governor and confirmed by the state senate for 6-year terms
- In January 2025, Brian Rybarik was appointed chair of the WTUC, replacing outgoing chair David Danner
- Ann Rendahl's term ends on January 1st 2027; she is currently the incoming chair of the National Association of Regulatory Utility Commissioners (NARUC)

Name, party, role, and tenure	Photo	Biography
Brian Rybarik (D) Chair 2025-2031		• Appointed by Gov. Bob Ferguson in Jan. 2025 • Most recently held leadership roles in supply chain integrity, energy, and sustainability at Microsoft • Previously held various legal and leadership roles at the MidAmerican Energy Company, Midcontinent Independent System Operator and Public Service Commission of Wisconsin
Ann Rendahl (D) Commissioner 2015-2027		• Previously served as the Director of Policy and Legislation for the WUTC (beginning 2010) • Extensive experience with the WUTC including stints as an administrative law judge, administrative law director and assistant attorney general • Rendahl's second term, which the state Senate confirmed in March 2022, expires on January 1, 2027
Milt Doumit (R) Commissioner 2022-2029		• Previously vice president of Pacific Northwest State Government Affairs for Verizon Communications • Served as chief of staff in the Washington Attorney General's Office and in roles supporting and representing the Washington State Senate

11 | PugetEnergy

Utility cost burden in Washington State continues to be lower than national average

Electric Cost Burden (% of Median Income)[1,2]


4%
3%
2%
1%
0%
US Average % of Median Income
2.00%
1.38%
WA

Electric Customer: Typical Monthly Bill at 800 kWh[3]


$89.75
$96.80
$98.23
$98.78
$104.05
$119.54
$122.58
$128.59
$138.33
LEWIS PUD
SNOHOMISH PUD
TACOMA POWER
PACIFICORP (WA)
AVISTA (WA)
SEATTLE CITY LIGHT
JEFFERSON PUD
GRAYS HARBOR PUD
PSE

Residential Gas Burden (% of Median Income)[2,4]


3%
2%
1%
0%
US Average % of Median Income
1.11%
1.02%
WA

Gas Customer: Typical Monthly Bill at 68 Therms[3]


$86.47
$98.80
$98.82
$108.03
$109.19
$131.89
NW NATURAL (WA)
ELLENSBURG
ENUMCLAW
PSE
AVISTA (WA)
CASCADE (WA)

12

[1]US Energy Information Administration 2023 Annual Electricity Residential Data
[2]2023 Median Income data per US Census Bureau
[3]WA electric and gas bills as of October 2025, based on public disclosure
[4]American Gas Association 2023 Annual Natural Gas Residential Data

PugetEnergy

Washington State Legislative Update House Bill (HB) 1522 was signed into law on April 24, 2025. The bill requires the WUTC to approve, Wildfire Risk deny, or approve with conditions investor-owned utility wildfire risk mitigation plans. PSE anticipates Mitigation filing its next plan in 1H26 Legislation HB 1990 was signed into law on May 19, 2025. The bill permits utilities, with approval from the WUTC, to issue rate recovery bonds to finance eligible emergency-related costs In March, King County Superior Court overturned Initiative 2066, reinstating a law passed in 2024 Other Policy dealing with utility planning, and reinstating the state’s building codes which severely inhibit gas in Issues new construction. The ruling was appealed to the Washington State Supreme Court, and the court has agreed to hear the case. A decision is not expected until sometime in 2026 In 2025, the Washington State Legislature took a significant shift left. Democrats control both houses with a 59–39 majority in the House of Representatives and a 30–19 majority in the Senate. Democrats also hold the Governor’s Mansion with Governor Bob Ferguson (D) serving his first year in this office Washington • The Washington State Legislature passed what’s described as the largest tax increase in state State Legislature history during its 2025 legislative session. Despite passing this tax increase, the most recent state revenue forecast shows a projected budget deficit for the remainder of the 2025-2027 fiscal years that lawmakers must find a way to remedy We expect the composition of the Washington State Legislature to remain largely unchanged in 2026 13

Focus on achieving CETA 2030 mandates » » 2025 2030-2033 2045 Coal-free 80% clean electricity/ 100% electricity 100% carbon neutral clean electricity Notable Updates in 2025 Construction is complete and Beaver Creek Wind farm in Montana became fully operational on August 15, 2025 with an initial nameplate capacity of 248 MW of clean energy Began construction on Appaloosa Solar Project in SE Washington, capable of generating 142 MW of clean energy In 2025, we’ve signed PPAs representing 802 MW of clean energy so far; additional clean energy PPAs are anticipated by year end PSE needs to acquire an additional estimated 4.8 TWh of CETA-energy in order to reach 80% by 2030, although CETA compliance will be measured over the full 4-year period of 2030-2033. Current resource pipeline is estimated at 2.7 TWh. PSE expects to issue another RFP in 2026 14

OBBB Act Impacts & Actions

- Prior to the One Big Beautiful Bill Act (OBBB), the Inflation Reduction Act (IRA) provided a long runway for wind and solar tax credits
- The OBBB introduced a new December 31, 2027, placed in-service requirement for wind and solar projects to claim tax credits[1], but OBBB provided an exception to the year-end 2027 in-service requirement if a project begins construction prior to July 4, 2026
- Treasury guidance under Notice 2025-42 adjusted beginning of construction criteria for wind and solar projects seeking use of tax credits by eliminating the 5% safe harbor and making the physical work test the sole method used to establish beginning of construction


Credit may still be possible -
Potential cost shift to consumers
No credit - Cost shift to consumers
100%
75%
50%
25%
0%
Year-end
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
Begin Construction (OBBB) July 4, 2026
In Service (OBBB) Dec 31, 2027
FEOC²
Begin Construction (IRA)
In Service (IRA)
In-service deadline for 2025 beginning of construction under legacy Treasury guidance to benefit from 4-year continuity safe harbor
In-service deadline for 2026 beginning of construction under legacy Treasury guidance to benefit from 4-year continuity safe harbor

[1] *OBBB changes requirements for the technology-neutral Clean Electricity Production Credit and Clean Electricity Investment Credit. The legacy Production Tax Credit (PTC) and Investment Tax Credit (ITC) for projects that began construction in 2024, with a 4-year continuity safe harbor if in-service before year-end 2028 are not changed*

[2] *The OBBB added new Foreign Entity of Concern (FEOC) restrictions to qualify for wind and solar tax credits, but the Treasury Department and IRS are still drafting the specific guidance to implement these restrictions*

15

Wildfire Risk Overview

PSE specific considerations

- PSE refined its high fire threat (HFT) modeling in 2025 following continued deployment of Technosylva wildfire risk models, which integrated new fuels and weather data
  - PSE risk assessment also included ingress/egress considerations, field feedback and other factors
  - Resulting set of high fire threat circuits and lines received prioritized pre-season inspections & repairs
- Approximately **2.3%** of customers are served by high fire threat circuits (~30,000 customers)
- Approximately **9%** of overall PSE overhead system is in high fire threat areas
  - **725 miles** of overhead distribution circuits
  - **362 miles** of overhead transmission lines
  - Pre-season inspection distribution circuits have **209 miles underground distribution** (~1% of the total PSE underground distribution system)


PSE Conductor
HFT Risk Assessment
Very Low
Low
Moderate
High
PSE
PUGET SOUND ENERGY
2025 High Fire Threat Focus Infrastructure

16

Map source: June 5, 2025, WUTC Recessed Open Meeting

PugetEnergy

Wildfire Mitigation Initiatives and Progress Accomplished Progress 2025-2026 in 2024 1/1/25 - 8/31/25 TARGET1 Overhead hardening 12.6 5.8 23.4 Increasing the resilience of our overhead infrastructure through conductor upgrades and the installation of covered conductor. MILES MILES MILES Pole replacements 613 526 619 Distribution and transmission pole assessment/replacement based on asset condition inspections. POLES POLES POLES Undergrounding 1.9 0.62 16.6 Overhead to underground conversions and new underground installations to reduce the risk of overhead ignitions. MILES MILES MILES Pre-season inspections, repairs, and vegetation management 976 1087 1432 Annual, prioritized inspections of HFT circuits/lines for enhanced vegetation management and asset inspection/repair actions. MILES MILES MILES ? High-definition A.I. smoke detection camera installation 6 9 16 CAMERAS CAMERAS CAMERAS Weather station installation 22 14 40 STATIONS STATIONS STATIONS 2503 03 N/A3 GridScope (High Impedance Fault & Down-Wire Detection) device installation DEVICES DEVICES DEVICES OPERATIONAL MITIGATIONS Enhanced Powerline Settings and PSPS operational and Remote Sensing and Forest Health Updates to PSE.com outage map to seasonal Trans. recloser disablement communications procedures Assessment for Veg. Mgmt. support PSPS communications Technosylva real-time and historical Integration of a PSE meteorologist and Targeted expansion of field protective Coordination with local first response fuel & weather risk modeling Wildfire Liaison Managers (x2) devices agencies 17 1PSE Wildfire Mitigation Plan dated October 31, 2024; Prefiled Direct Testimony of Ryan Murphy (Exh. RM-1T) 2Undergrounding project was completed in Oct 2025 3PSE Wildfire Mitigation Plan did not include Gridscope targets as technology was still in pilot phase in 2024; 1000 additional devices purchased in 2025

Financial Updates 18

PSE Revenue and Adjusted Net Income1 Revenue (9/30/25) Last twelve-month (LTM) Revenue, Net ($ in millions) Income, and ROE performance have improved from year-end 2024 All rating agencies affirmed PSE and PE credit ratings with stable outlooks in Q2 2025 Puget Sound Energy Credit Ratings Puget Energy Credit Ratings Corporate Sr. Secured Outlook Corporate Sr. Secured Outlook Adjusted Net Income & Adjusted ROE (9/30/25) ($ in millions) BBB A- Stable BBB- BBB- Stable Baa1 A2 Stable Baa3 Baa3 Stable BBB+ A Stable BBB- BBB Stable 19 1Adjusted Net Income and Adjusted ROE are non-GAAP financial measures because each measure excludes unrealized gain (loss) on derivative instruments. See non-GAAP financial measures disclaimer in “Cautionary Statements” and reconciliation in the appendix to this presentation

Growing Capex to Support Clean Energy, System Safety and Reliability 2025-2027 capital expenditures are Historical and Projected Capital Expenditures (PE)1 focused on: ($ in millions) Actual Projected Clean generation resources Grid modernization $2,500 Reliability Capacity $2,000 Wildfire mitigation System safety $1,500 Projected capital expenditures are $2,421 subject to increase in anticipation $1,000 $1,790 of CETA capacity needs, and $1,608 $1,676 $1,467 continued investment in the existing $500 $959 $922 $1,005 $908 transmission and distribution system $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 20 1Excluding equity AFUDC

Manageable Debt Profile, Ample Liquidity May 15, 2025, to pay off $190M of PE credit facility borrowings, and for general corporate purposes -year senior secured note Debt Maturity Profile (12/31/2025) Liquidity Profile (09/30/2025) ($ in millions) ($ in millions) Capitalization (09/30/2025) $’s in millions PSE PE Long-term Debt $6,458 $8,522 Equity $6,024 $5,542 Total Capitalization $12,482 $14,064

Appendix 22

PE Ownership Ontario Teachers Pension Plan 23

Non-GAAP Financials Reconciliation of PSE Net Income and ROE Numbers is Provided Below LTM September Line ($ in millions) 2020 2021 2022 2023 2024 2025 1 Net Income $274 $336 $491 $131 $346 $578 2 Unrealized (gain) loss on derivative instruments, net 27 (14) (261) 284 (34) (163) 3 After tax impact (line 2 * (1-21%)) 21 (11) (206) 225 (27) (129) 4 Adjusted net income (line 1+line 3) $295 $325 $285 $356 $319 $449 5 AMA (average of monthly average) equity $4,297 $4,471 $4,632 $4,954 $5,431 $5,790 6 Return on AMA equity (line 4/line 5) 6.9% 7.3% 6.1% 7.2% 5.9% 7.8% ? Net Income excluding after-tax unrealized gains and losses on derivative instruments is a metric that more appropriately reflects the true financial performance of the company across the years at it neutralizes the volatility of energy derivatives ? We believe that our Return on AMA Equity is a suitable metric for comparing return on equity (“ROE”) across periods and is a relevant metric for assessing and evaluating ROE performance against our authorized regulated ROE. The AMA equity is not intended to represent the regulated equity and is a metric for evaluating the average equity invested over a period of time 24

Important links PSE Website www.pse.com PSE Sustainability www.pse.com/en/about-us/Sustainability PSE Wildfire Program www.pse.com/en/pages/Wildfire-preparedness/wildfire-program Puget Energy and PSE SEC Filings https://www.pugetenergy.com/pages/filings.html WUTC Docket Number 240005 (Gas) https://www.utc.wa.gov/casedocket/2024/240005 WUTC Docket Number 240004 (Electric) https://www.utc.wa.gov/casedocket/2024/240004 25